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                           STANDARD OFFICE LEASE-GROSS



1.       BASIC LEASE PROVISIONS ("Basic Lease Provisions")

         1.1 PARTIES: This Lease, dated, for reference purposes only, February 3, 2000, is made by and between Century San Jose, LLC (herein called "Lessor") and SalesLogix Corporation, a Delaware corporation herein called "Lessee").

         1.2 PREMISES: Suite Number 300 consisting of approximately 17,803 rentable square feet, more or less, as defined in Paragraph 2 and as shown on Exhibit "A" hereto (the "Premises"),

         1.3 BUILDING: Commonly described as being located at 550 S. Winchester Boulevard in the City of San Jose, in the County of Santa Clara, and as defined in Paragraph 2.

         1.4 USE: General office, research and development, and other legal related uses, subject to Paragraph 6.

         1.5 TERM: Ninety-Six (96) months commencing May 1, 2000 ("Commencement Date") and ending April 30, 2008 as defined in Paragraph 3, or such other date that the Premise has been vacated by the existing tenant and possession has been returned to lessor pursuant to a termination agreement between Lessor and the existing tenant.

         1.6 BASE RENT: Sixty-Six Thousand Seven Hundred Sixty-One and 00/100ths Dollars ($66,761.00) per month, payable on the first (1st) day of each month, per Paragraph 4.1.

         1.7 BASE RENT INCREASE: The monthly Base Rent is payable under Paragraph 1.6 above shall be increased by four percent (4%), compounded annually on each anniversary of the Commencement Date.

         1.8 RENT PAID UPON EXECUTION. Sixty-Six Thousand Seven Hundred Sixty-One and 00/100ths Dollars ($66,761.00) for the first month.

         1.9 SECURITY DEPOSIT: Eight-Seven Thousand Eight Hundred Fifty-Three and 00/100ths Dollars ($87,853.00).

         1.10 LESSEE'S SHARE OF OPERATING EXPENSE INCREASE: Seventeen and 48/100ths percent (17.48%) as defined in Paragraph 4.2.

2.       PREMISES, PARKING AND COMMON AREAS:

         2.1 PREMISES: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in Paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project". Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, Paragraph 1.2. as the "Premises", including rights to the Common Areas as hereinafter specified.

         2.2 VEHICLE PARKING: So long as Lessee is not in default, and subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to use Sixty-Six (66) parking spaces in the Office Building Project, on a 24 hour per day basis, seven days per week, except as provided below.

                  2.2.1 Lessor shall have the right during the Term hereof to remove the existing parking spaces within the Office Building Project in order to construct a new or remodeled parking area or facility ("New Parking Facility"). During -the time that Lessor, its employees and/or contractors are preparing for and constructing the New Parking Facility (the "Parking Construction Period"), Lessor reserves the right to relocate the parking spaces to which Lessee is entitled to use hereunder to an area near the Building Office Project ("Off-Site Parking"), and to arrange either (i) a passenger shuttle service from the Off-Site Parking to the Office Building Project for Lessee's use, or (ii) a valet parking service for Lessee's use. Lessor shall notify Lessee of the approximate dates of the Parking Construction Period not less than thirty (30) days from the commencement of the Parking Construction Period. Lessor shall have the right to amend the dates of the Parking Construction Period as Lessor deems necessary in its sole and absolute discretion. Lessor shall have the right to establish reasonable rules and regulations applicable to Lessee's use of the Off-Site Parking and Lessee agrees to abide by and conform to the same, and to cause its employees, suppliers, customers and invitees to so abide and conform.

                  2.2.2 If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved from either the Office



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Building Project, parking area, or any off-site parking as applicable, and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

         2.3 COMMON AREAS - DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including, but not limited to, common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

         2.4 COMMON AREAS - RULES AND REGULATIONS. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

         2.5 COMMON AREAS - CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

                  (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including, but not limited to, the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways;

                  (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

                  (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project,

                  (d) To add additional buildings and improvements to the Common Areas;

                  (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project as Lessor may deem to be appropriate.

3. TERM.

         3.1 TERM. The Term and Commencement Date of this Lease shall be as specified in Paragraph 1.5 of the Basic Lease Provisions.

         3.2 DELAY IN POSSESSION. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to Paragraph 3.2.2, Lessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof; but, in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days following said Commencement Date, as the same may be extended under the terms of the Work Letter (as defined below) executed by Lessor and Lessee, Lessee may at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that, as to Lessee's obligations, Lessee first reimburses Lessor for all costs incurred for non-standard improvements and, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for non-standard improvements); and provided further, that if such written notice by Lessee is not received by Lessor within said ten
(10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

                  3.2.1 POSSESSION TENDERED - DEFINED. Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the Premises.

                  3.2.2 DELAYS CAUSED BY LESSEE. There shall be no abatement of rent, and the sixty (60) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under Paragraph 3.2, shall not be deemed extended to the extent of any delays caused by acts or omissions of Lessee, Lessee's agents, employees and contractors.

         3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.



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      3.4 UNCERTAIN COMMENCEMENT. In the event commencement of the lease term is defined as the completion of the improvements, Lessor shall notify Lessee in writing of the Commencement Date once determined establishing the date of Tender of Possession (as defined in Paragraph 3.2.1) of the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

4. RENT.

      4.1 BASE RENT. Subject to adjustment as hereinafter provided in Paragraph 4.3, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in Paragraph 1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in Paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

      4.2 OPERATING EXPENSE INCREASE. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase", in accordance with the following provisions:

                  (a) "Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in Paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or change in the space available for lease in the Office Building Project.

                  (b) "Base Year" is defined as the calendar year in which the Lease term commences.

                  (c) "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee's Share, notwithstanding they occur during the first twelve (12) months). Lessee's Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.

                  (d) "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for:

                        (i) The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including, but not limited to, the following:

                              (aa) The Common Areas, including their surfaces,
coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates.

                              (bb) All heating, air conditioning, plumbing,
electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler systems maintenance and repair.

                  (ii) Trash disposal, janitorial and security services;

                  (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

                  (iv) The costs of the premiums for the liability and property insurance policies to be maintained by Lessor under Paragraph 8 hereof;

                  (v) The amount of the real property taxes to be paid by Lessor under Paragraph 10.1 hereof;

                  (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

                  (vii) Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project,




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                  (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants);

                  (ix) Replacements of equipment or improvements that have a useful life for depreciation purposes according to federal income tax guidelines of five (5) years or less, as amortized over such life.

      (e) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for federal income tax purposes in excess of five (5) years unless it is of the type described in Paragraph 4.2(d)(viii), in which case their cost shall be included as above provided.

      (f) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

      (g) Lessee's Share of Operating Expense Increase shall be payable to Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time in advance of Lessee's Share of the Operating Expenses Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Lessor shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expense Increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Lessee's Share of the actual Operating Expense Increase incurred during such year. If Lessee's payments under this Paragraph 4.2(g) during said Comparison Year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses Increase next falling due. If Lessee's payments under this paragraph during said Comparison Year were less than Lessee's Share as indicted on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense Increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year. Lessee shall have the right to audit Operating Expenses within one hundred eighty (180) days following receipt of a detailed statement of Operating Expenses from Lessor.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said Deposit for the payment of any Rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said Deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said Deposit to the full amount then required of Lessee. If the Monthly Base Rent shall from time to time increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a Security Deposit so that the total amount of the Security Deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial Security Deposit bears to the initial Base Rent set forth in Paragraph 1.6 of the Basic Lease Provisions. Lessor shall not be required to keep said Security Deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said Deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6. USE.

      6.1 USE. The Premises shall be used and occupied only for the purpose set forth in Paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

      6.2 COMPLIANCE WITH LAW.

      Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they elect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project. Notwithstanding the above, should the improvement work Lessee plans to do prior to its taking occupancy to alter the interiors as shown on Exhibit E attached hereto, necessitate any alterations pursuant to the Americans with Disabilities Act "ADA", as it relates to the building common areas, Lessor shall be responsible for any related costs incurred in connection with such ADA work.



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6.3 CONDITION OF PREMISES.

            (a) Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in possession) with the plumbing, lighting, air conditioning, and heating systems in the Premises in good operating condition.

            (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to punch list items and all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereon. Neither Lessee nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

7. MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

      7.1 LESSOR'S OBLIGATIONS. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and Common Areas, and the heating, air conditioning, plumbing, and electrical equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Lessee shall give prompt written notice to Lessor of any known maintenance or repairs required to be made by Lessor pursuant to this Paragraph 7.1. Lessor shall not be liable for any failure to make any such repairs or to perform any maintenance for which Lessor is responsible unless such failure shall persists for an unreasonable time after written notice of the need for such repairs or maintenance is given to Lessor by Lessee and such failure is due solely to causes within Lessor's reasonable control. Except as provided in Paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

      7.2 LESSEE'S OBLIGATIONS.

            (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

            (b) On the last day of the term hereof or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling ceilings and plumbing on the Premises and in good operating condition.

      7.3 ALTERATIONS AND ADDITIONS.

      (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project without first obtaining the prior written consent of Lessor as provided below. As used in this Paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the Term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractors as have been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in the amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same. Lessee may however, make non-structural alterations to the interior of the Premises costing less than Thirty Thousand Dollars ($30,000) per occurrence without obtaining Lessor's prior consent, provided Lessee adhere to all other provisions of this Paragraph 7.3(a). Notwithstanding, the above Lessee's planned work as shown on Exhibit E shall not require removal or restoration at the expiration of the Term.



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         (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner. Lessee shall give Lessor not less than ten (10) day's notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law.

         (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall so require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested hen claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is in Lessor's best interest to do so.

         (d) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including, but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term) unless Lessor requires their removal pursuant to Paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this Paragraph 73(d), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2.

         (e) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installation.

     7.4 UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8. INSURANCE; INDEMNITY.

     8.1 LESSOR'S INSURANCE. All insurance maintained by Lessor shall be for the sole benefit of Lessor and under Lessor's sole control.

         8.1.1 PROPERTY INSURANCE. Lessor agrees to maintain property insurance insuring the Building against damage or destruction due to risks including fire, vandalism and malicious mischief in an amount not less than the replacement cost thereof, in the form and with deductibles and endorsements as selected by Lessor. At its election, Lessor may instead obtain "All Risk" coverage, and may also obtain earthquake, pollution, and/or flood insurance in amounts selected by Landlord.

         8.1.2 OPTIONAL INSURANCE. Lessor, at Lessor's option, may also carry insurance against loss of rent, in an amount equal to the amount of Base Rent and Additional Rent that Lessor could be required to abate to all Building tenants in the event of condemnation, damage or destruction for a period of twelve (12) months. Lessor may also carry such other insurance in such amounts and on such terms as Lessor shall determine. Lessor shall not be obligated to insure any furniture, machinery, goods, inventory or supplies which Lessee may keep or maintain in the Premises, or any leasehold improvements, additions or alterations, which Lessee has installed within the Premises.

     8.2 LESSEE'S INSURANCE. Lessee shall procure at Lessee's sole cost and expenses and keep in force during this Lease the following insurance issued by an insurance company acceptable to Lessor and licensed to do business in the State of California:

         8.2.1 COMMERCIAL GENERAL LIABILITY ("CGL") INSURANCE written on an OCCURRENCE BASIS, covering the Premises and all operations of Lessee in or about the Premises for bodily injury, property damage and personal injury liability:

                  (a) Lessee's CGK coverage shall be written with LIMITS of not less than:

                                    (i) Two Million Dollars ($2,000,000) each
occurrence (combined single limit for bodily injury and property damage);

                                    (ii) One Million Dollars ($1,000,000) for
personal injury liability;

                                    (iii) One Million Dollars ($1,000,000)
aggregate for products completed operations; and

                                    (iv) Two Million Dollars ($2,000,000)
general aggregate. The general aggregate limit shall apply separately to liability arising in connection with Lessee's use and occupancy of the Premises.

                           (b) Said policy shall provide contractual liability
coverage insuring Lessee's indemnification obligations under this Lease.

                           (c) Said policy shall name Lessee's employees,
Lessor, Lessor's property manager-South Bay Development, employees and any party holding an interest to which this Lease may be subordinated as Additional Insureds, and shall provide for the severability of interests of insureds.

                           (d) Said policy shall provide that its coverage shall
be "primary" and noncontributing with any insurance maintained by Lessor and any party holding an interest to which this Lease may be subordinated.

                  8.2.2 FIRE LEGAL LIABILITY INSURANCE covering direct physical damage and loss of use of the Building for which Lessee is legally obligated in an amount of the full replacement value of the Building.

                  8.2.3 WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY INSURANCE. Workers' Compensation Insurance shall be provided as required by any applicable law or regulation. Employers' Liability Insurance shall be provided in amounts not less than One Million Dollars ($1,000,000) each accident for bodily injury by accident; One Million Dollars ($1,000,000) policy for bodily injury by disease; and One Million Dollars ($1,000,000) each employee for bodily injury by disease.

                  8.2.4 PROPERTY INSURANCE ON LESSOR'S IMPROVEMENTS AND BETTERMENTS on an "all risk" bases, excluding earthquake peril, for one hundred percent (100%) of replacement value.

                  8.2.5 COMMERCIAL AUTO LIABILITY INSURANCE with a combined limit of not less than One Million Dollars ($1,000,000) for bodily injury and property damage for each accident Such insurance shall cover liability arising out of any auto (including owned, hired and non-owned autos).

                  8.2.6 GENERAL INSURANCE REQUIREMENTS. All coverages described in the paragraph 8.2 shall provide, or shall be endorsed to provide:

                           (a) that said insurance shall not be canceled nor
materially reduced unless THIRTY (30) DAYS PRIOR WRITTEN NOTICE shall have been given to Lessor; and

                           (b) A WAIVER OF ALL RIGHTS OF SUBROGATION by the
insurance carrier against Lessor, its agents, employees and any party holding an interest to which this lease may be subordinated.

                           (c) Said policies or CERTIFICATE(S) OF INSURANCE,
along with any required endorsements, evidencing the foregoing coverage requirements shall be delivered to Lessor by lessee upon commencement of the term of this Lease and upon renewal of said insurance.

         8.3 INDEMNITY. Lessee shall indemnify and hold harmless Lessor and its agents, Lessors master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or new parking facility or off-site parking, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from any and all claims, costs and expenses arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees, or invitees, and from and against all costs, attorneys' fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including, but not limited to, the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense, Lessee need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

         8.4 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft,





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
fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

9. DAMAGE OR DESTRUCTION. If the Office Building Project is damaged by fire or other insured casualty and the insurance proceeds have been made available therefore by the holder or holders of any mortgages or deeds of trust covering the Premises or the Office Building Project, the damage shall be repaired by and at the expense of the Lessor to the extent such insurance proceeds are available therefore and provided such repairs can, in Lessor's opinion, be made within one hundred twenty (120) days after the occurrence of such damage without the payment of overtime or other premiums, and until such repairs are completed rent shall be abated in proportion to the part of the Premises which is unusable by Lessee in the conduct of its business (but there shall be no abatement of rent by reason of any portion of the Premises being unusable for a period equal to one (1) day or less). If the damage is due to the fault or neglect of Lessee or its employees, agents or visitors, there shall be no abatement of rent. If repairs cannot, in Lessor's opinion, be made within one hundred twenty (120) days, Either Party may, at its option, make them within a reasonable time and in such event this Lease shall continue in effect and the rent shall be abated in the manner provided in this Paragraph 9. Lessor's election to make such repairs must be evidenced by written notice to Lessee within thirty (30) days after the learning of the occurrence of the damage. If Lessor does not so elect within such thirty (30) day period to make such repairs which cannot be made within one hundred twenty (120) days, then either party may, by written notice to the other, cancel this Lease as of the date of the occurrence such damage. A total destruction of the Office Building Project shall automatically terminate this Lease. Except as provided in this Paragraph 9, there shall be no abatement of rent and no liability of Lessor by reason of any injury to or interference with repairs, alterations or improvements in or to any portion of the Office Building Project or the Premises or in or to fixtures, appurtenances and equipment therein, Lessee understands that Lessor will not carry insurance of any kind for Lessee's furniture, furnishings, fixtures or equipment, and that Lessor shall not be obligated to repair any damage thereto or replace the same. With respect to any damage which Lessor is obligated to repair or elects to repair, Lessee, as a material inducement to Lessor entering into this Lease, irrevocably waives and releases its rights under the provisions of Sections 1932(2) and 1933(4) of the California Civil Code.

10. REAL PROPERTY TAXES.

         10.1 PAYMENT OF TAXES. Lessor shall pay the real property tax, defined in Paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of Paragraph 42, except as otherwise provided in Paragraph 10.2.

         10.2 ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under Paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

         10.3 DEFINITION OF "REAL PROPERTY TAX". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax", or (ii) the nature of which was hereinbefore included within the definition of "real property tax", or (iii) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (iv) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

         10.4 JOINT ASSESSMENT. If the improvements or property, the taxes for which are to be paid separately by Lessee under Paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuation assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, on good faith, shall be conclusive.

         10.5 PERSONAL PROPERTY TAXES.

                  (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

                  (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES.

         11.1 SERVICES PROVIDED BY LESSOR. Lessor shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

         11.2 SERVICES EXCLUSIVE TO LESSEE. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

         11.3 HOURS OF SERVICE. Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to reimbursement by Lessee to Lessor of the cost thereof. After hours usage of the HVAC system will be billed at $5.00 per hour per heat pump. As of the Commencement Date, accepted business hours are 7:00 a.m. to 7:00 p.m. Monday through Friday. Lessor shall have the right to increase the after hours usage charge by providing thirty (30) days' notice thereof.

         11.4 EXCESS USAGE BY LESSEE. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including, but not limited to, security services, over standard office usage for the Office Building Project. Lessee shall reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

         11.5 INTERRUPTIONS. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

12. NONASSIGNMENT.

         12.1 LESSEE'S CONSENT REQUIRED. Lessee's interest in this Lease is not assignable, by operation of law or otherwise, nor shall Lessee have the right to sublet the Premises, transfer any interest of Lessee therein or permit any use of the Premises by another party, without the prior written consent of Lessor to such assignment, subletting, transfer or use, which consent Lessor agrees not to withhold unreasonably subject to the provisions of Paragraph 12.2 below. A consent to one assignment, subletting, occupancy or use by another party shall not be deemed to be a consent to any subsequent assignment, subletting, occupancy or use by another party. Any assignment or subletting without such consent shall be void and shall, at the option of Lessor, terminate this Lease.

Lessor's waiver or consent to any assignment or subletting hereunder shall not relieve Lessee from any obligation under this Lease unless the consent shall so provide.

         12.2 TRANSFEREE INFORMATION REQUIRED. If Lessee desires to assign its interest in this Lease or sublet the Premises, or transfer any interest of Lessee therein, or permit the use of the Premises by another party (hereinafter collectively referred to as a "Transfer"), Lessee shall give Lessor at least twenty (20) days prior written notice of the proposed Transfer and of the terms of such proposed Transfer, including, but not limited to, the name and legal composition of the proposed transferee, a financial statement of the proposed transferee, the nature of the proposed transferee's business to be carried on in the Premises, the payment to be made or other consideration to be given to Lessee on account of the Transfer, and such other pertinent information as may be requested by Lessor, all in sufficient detail to enable Lessor to evaluate the proposed Transfer and the prospective transferee. It is the intent of the parties hereto that this Lease shall confer upon Lessee only the right to use and occupy the Premises, and to exercise such other rights as are conferred upon Lessee by this Lease. The parties agree that this Lease is not intended to have a bonus value nor to serve as a vehicle whereby Lessee may profit by a future Transfer of this Lease or the right to use or occupy the Premises as a result of any favorable terms contained herein, or future changes in the market for leased space. It is the intent of the parties that any such bonus value that may attach to this Lease shall be and remain the exclusive property of Lessor. Accordingly, in the event Lessee seeks to Transfer its interest in this Lease or the Premises, Lessor shall have the following options, which may be exercised at its sole choice without limiting Lessor in the exercise of any other right or remedy which Lessor may have by reason of such proposed Transfer:

                  (a) Lessor may elect to terminate this Lease effective as of the proposed effective date of the proposed Transfer and release Lessee from any further liability hereunder accruing after such termination date by giving Lessee written notice of such termination within twenty (20) days after receipt by Lessor of Lessee's notice of intent to transfer as provided above. If Lessor makes such election to terminate this Lease,

Lessee shall surrender the Premises, in accordance with Paragraph 50, on or before the effective termination date; or

                  (b) Lessor may consent to the proposed Transfer on the condition that Lessee agrees to pay to Lessor, as additional rent, any and all rents or other consideration (including key money) received by Lessee from the transferee by reason of such Transfer in excess of the rent payable by Lessee to Lessor under this Lease (less any reasonable brokerage commissions incurred by Lessee in connection with the Transfer). Lessee expressly agrees that the foregoing is a reasonable condition for obtaining Lessor's consent to any Transfer; or

                  (c) Lessor may reasonably withhold its consent to the proposed Transfer.

13. DEFAULT, REMEDIES.

         13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

                  (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of thirty (30) days or more, whether or not the rent is paid.

                  (b) The breach by Lessee of any of the covenants, conditions or provisions of Paragraphs 7.3.(a), (b) or (c) (Alterations), 12.1 (Assignment or Subletting), 13.1(a) (Vacation or Abandonment), 13.1(e) (Insolvency), 13.1(f) (False Statement), 16(a) (Estoppel Certificate), 30(b) (Subordination), 33 (Auctions), or 42.1 (Easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

                  (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) business days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

                  (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in Subparagraphs (b) and (c) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee, provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

                  (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60)
days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this Paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect

                  (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

         13.2 REMEDIES. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default-

                  (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default, including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; and, that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

                  (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                  (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations to Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

         13.3 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expense Increase or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense Increase, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within six (6) days after such amount shall be due, then, without any requirements for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation of Lessee's business conducted from the Premises, In Lessor's reasonable discretion, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after receipt after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expense Increase shall be reduced from the Common Areas usable by Lessee. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power or eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. BROKERS. Lessee represents and warrants to Lessor that it has not dealt with any broker respecting this transaction, except Colliers International and hereby agrees to indemnify and hold Lessor harmless from and against any brokerage commission or fee, obligation, claim or damage (including attorneys' fees) paid or incurred respecting any other broker claiming through Lessee or with which/whom Lessee has dealt. It is acknowledged that one or more of Lessor's partners may be real estate brokers.

16. ESTOPPEL CERTIFICATE.

         (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in fall force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

         (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one months rent has been paid in advance.

         (c) If Lessor desires to finance, refinance, or sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated- by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Office Building Project. In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgements from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited, to Lessee's Share of Operating Expense Increase and any other expenses payable by Lessee hereunder shall be deemed to be rent, whether or not described or designated as such. Upon Lessee's non-payment of any of the same, Lessor shall have all the rights and remedies with respect thereto as Lessor has for the non-payment of Base Rent.

22. INCORPORATION OF PRIOR AGREEMENTS, AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee. At the date of execution of this Lease, the address of Lessor is:

1690 Dell Avenue
Campbell, CA 95008

and the address of Lessee is:

8800 North Gainey Center Drive
Suite 200
Scottsdale, AZ  85258
Attn:  Jim Craig

24. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be one hundred-fifty percent (150%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT, CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assignees. This Lease shall be governed by the laws of the State of California and any litigation concerning this Lease between the parties hereto shall be initiated in Santa Clara County.

30. SUBORDINATION.

    (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed or trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof. Lessor agrees to use its best efforts to provide Lessee with a subordination, nondisturbance and attornment agreement in customary form executed by the lender having a lien against Office Building Project upon obtaining permanent financing.

    (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be so long as any subordination agreement contains customary non-disturbance provisions. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this Paragraph 30(b).

31. ATTORNEYS' FEES.

    31.1 If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment.

    31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

    31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default and consultations in connection herewith, whether or not a legal transaction is subsequently commenced in connection with such default.

32. LESSOR'S ACCESS.

    32.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

    32.2 All activities of Lessor pursuant to this Paragraph 32 shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

    32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent The holding of any auction on the Premises or Common Areas in violation of this Paragraph 33 shall constitute a material default of this Lease.

34. SIGNS. Lessee shall at Lessee's expense be granted a pro rata share of the lobby signage as well as signage on the third (3rd) floor of the premises. Lessee shall not place any sign upon the Premises or the Office Building Project without Lessor's prior written consent.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for Paragraphs 33 (Auctions) and 34 (Signs) hereof, wherever in this Lease, the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions, and provisions on Lessee's part to be observant and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39. SECURITY MEASURES - LESSOR'S RESERVATIONS.

    39.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expense, as set forth in Paragraph 4.2(d).

    39.2 Lessor shall have the following rights:

        (a) To change the name, address or title of the Office Building Project or Building in which the Premises are located upon not less than ninety (90) days prior written notice;

        (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

        (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

        (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas.

    39.3 Lessee shall not.

        (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business;

        (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

40. HAZARDOUS MATERIAL.

    A. DEFINITIONS. As used herein, the term "Hazardous Material" shall mean any substance: (i) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action, policy or common law; (ii) which is or becomes defined "hazardous waste," "hazardous substance," pollutant or contaminant under any federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) and/or the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.); (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency, or instrumentality of the United States, the State of California or any political subdivision thereof; (iv) the presence of which on the Premises causes or threatens to cause a nuisance upon the Premises or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the Premises; (v) the presence of which on adjacent properties could constitute a trespass to Lessor or Lessee; (vi) without limitation which contains gasoline, diesel fuel, or other petroleum hydrocarbons; (vii) without limitation which contains polychlorinated biphenyls (PCBs), asbestos or urea formaldehyde foam insulation; or
        (viii) without limitation radon gas.

    B. PERMITTED USE. Subject to the compliance by Lessee with the provisions of Subparagraphs C, D, E, G, and I below, Lessee shall be permitted to use and store on the Premises those Hazardous Materials listed in Exhibit "D" attached hereto in the quantities attached set forth in Exhibit "13".

    C. USE RESTRICTION. Lessee shall not cause or permit any Hazardous Material to be used, stored, generated, discharged, transported to or from, or disposed of in or about the Premises, or any other land or improvements in the vicinity of the Premises, except for limited quantities used or stored at the Premises and required with the routine operation and maintenance of the Premises for general office use, and then only upon the written consent of Lessor and in compliance with all governmental laws and regulations pertaining to such Hazardous Material. Without limiting the generality of the foregoing, Lessee, at its sole cost, shall comply with all Laws relating to the storage, use, generation, transport, discharge and disposal by Lessee or its Agents of any Hazardous Material. If the presence of any Hazardous Material on the Premises caused or permitted by Lessee or its Agents results in contamination of the Premises or any soil, air, ground or surface waters under, through, over, on, in or about the Premises, Lessee, at its expense, shall promptly take all actions necessary to return the Premises and/or the surrounding real property to the condition existing prior to the appearance of such Hazardous Material.

    D. LESSEE INDEMNITY. Lessee shall defend, protect, hold harmless and indemnify Lessor and its Agents and Lenders with respect to all actions, claims, losses (including, diminution in value of the Premises), fines, penalties, fees, (including, but not limited to, reasonable attorneys' and consultants' fees and costs) costs, damages, liabilities, remediation costs, investigation costs, response costs and other expenses arising out of, resulting from, or caused by any Hazardous Material used, generated, discharged, transported to or from, stored, or disposed of by Lessee or its Agents in, on, under, over, through or about the Premises, the Building, the Office Project, and/or the surrounding real property. Lessee shall not suffer any lien to be recorded against the Premises as a consequence for the disposal of any Hazardous Material on the Premises by Lessee or its Agents, including any so called state, federal or local "super fund" lien related to the "clean up" of any Hazardous Material in, over, on, under, through, or about the Premises.

    E. COMPLIANCE. Lessee shall immediately notify Lessor of any inquiry, test, investigation, enforcement proceeding by or against Lessee or the Premises concerning any Hazardous Material. Any remediation plan prepared by or on behalf of Lessee must be submitted to Lessor prior to conducting any work pursuant to such plan and prior to submittal to any applicable government authority and shall be subject to Lessor's consent. Lessor acknowledges that Lessor, as the owner of the Property, at its election, shall have the sole right to negotiate, defend, approve and appeal any action taken or order issued with regard to any Hazardous Material by any applicable governmental authority.

    F. ASSIGNMENT AND SUBLETTING. It shall not be unreasonable for Lessor to withhold its consent to any proposed assignment or subletting if (i) the proposed assignee's or subtenant' s anticipated use of the Premises involves the storage, generation, discharge, transport, use or disposal of any Hazardous Material not permitted under Subparagraph B above, (ii) if the proposed assignee or subtenant has been required by any prior landlord, lender, or governmental authority to "clean up" or remediate any Hazardous Material and has failed to promptly do so; or (iii) if the proposed assignee or subtenant is subject to investigation or enforcement order or proceeding by any governmental authority in connection with the use, generation, discharge, transport, disposal or storage of any material amount of Hazardous Material, provided that (ii) and (iii) will not apply in the case of a Fortune 500 Company.

    G. SURRENDER. Upon the expiration or earlier termination of the Lease, Lessee, at its sole cost, shall remove all Hazardous Materials from the Premises that Lessee or its Agents introduced to the Premises. If Lessee fails to so surrender the Premises, Lessee shall indemnify, protect, defend and hold Lessor harmless from and against all damages resulting from Lessee's failure to surrender the Premises as required by this Paragraph, including, without limitation, any actions, claims, losses, liabilities, fees (including, but not limited to, reasonable attorneys' fees and consultants' fees and costs), fines, costs, penalties, or damages in connection with the condition of the Premises including, without limitation, damages occasioned by the inability to relet the Premises or a reduction in the fair market and/or rental value of the Premises by reason of the existence of any Hazardous Materials in, on, over, under, through or around the Premises.

    H. RIGHT TO APPOINT CONSULTANT. Lessor shall have the tight to appoint a consultant to conduct an investigation to determine whether any Hazardous Material is being used, generated, discharged, transported to or from, stored or disposed of in, on, over, through, or about the Premises, in an appropriate and lawful manner. If Lessor has violated any Law or covenant in this Lease regarding the use, storage or disposal of Hazardous Materials on or about the Premises, Lessee shall reimburse Lessor for the cost of such investigation. Lessee, at its expense, shall comply with all reasonable recommendations of the consultant required to conform Lessee's use, storage or disposal of Hazardous Materials to the requirements of applicable Law or to fulfill the obligations of Lessee hereunder.

    I. HOLDING OVER. If any action of any kind is required to be taken by any governmental authority to clean-up, remove, remediate or monitor a Hazardous Material (the presence of which is the result of the acts or omissions of Lessee or its Agents) and such action is not completed prior to the expiration or earlier termination of the Lease, Lessee shall be deemed to have impermissibly held over until such time as such required action is completed, and Lessor shall be entitled to all damages directly or indirectly incurred in connection with such holding over, including without limitation, damages occasioned by the inability to re-let the Premises or a reduction of the fair market and/or rental value of the Premises.

    J. PROVISIONS SURVIVE TERMINATION. The provisions of this Paragraph 39 shall survive the expiration or termination of this Lease.

    K. CONTROLLING PROVISIONS. The provisions of this Paragraph 39 are intended to govern the rights and liabilities of the Lessor and Lessee hereunder respecting Hazardous Materials to the exclusion of any other provisions in this Lease that might otherwise be deemed applicable. The provisions of this Paragraph 39 shall be controlling with respect to any provisions in this Lease that are inconsistent with this Paragraph 39.

41. EASEMENTS.

    40.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

    40.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

43. CONFLICT. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions,

44. NO OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

45. "INTENTIONALLY OMITTED"

46. MULTIPLE PARTIES. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

47. WORK LETTER. This Lease is supplemented by that certain work letter agreement ("Work Letter") of even date executed by Lessor and Lessee, attached hereto as Exhibit C and incorporated herein by this reference.

48. SURRENDER OF PREMISES. Upon the expiration of the Term, or upon any earlier termination of this Lease, Lessee shall quit and surrender possession of the Premises to Lessor in as good order and condition as the same are now and hereafter may be improved by Lessor or Lessee, reasonable wear and tear and repairs which are Lessor's obligation excepted, and shall, without expense to Lessor, remove or cause to be removed from the Premises all debris and rubbish, all furniture, equipment, business and trade fixtures, free-standing cabinet work, moveable partitioning and other articles of personal property owned by Lessee or installed or place by Lessee at its own expense in the Premises, and all similar articles of any other persons claiming under Lessee unless Lessor exercises its option to have any subleases or subtenancies assigned to it, and Lessee shall repair all damage to the Premises resulting from the installation and removal of such items to be removed and restore such areas to the condition that existed prior to the installation thereof in accordance with all applicable laws, statutes, building codes and regulations in effect as of the date of such repair and restoration.

49. DISPOSITION OF PERSONAL PROPERTY. Whenever Lessor shall reenter the Premises as provided in Paragraph 13.2 hereof, or as otherwise provided in this Lease, any property of Lessee not removed by Lessee upon the expiration of the Term (or within forty-eight (48) hours after a termination by reason of Lessee's default), as provided in this Lease, shall be considered abandoned and Lessor may remove any or all of such items and dispose of the same in any manner or store the same in a public warehouse or elsewhere for the account and at the expense and risk of lessee, and if Lessee shall fail to pay the cost of storing any such property after it has been stored for a period of ninety (90) days after or more, Lessor may sell any or all of such property at public or private sale, in such manner and at such times and places as Lessor, in its sole discretion, may deem proper, without notice or to demand upon Lessee, for the payment of all or any part of such charges or the removal of any such property, and shall apply the proceeds of such sale: first, to the cost and expense of such sale, including reasonable attorneys' fees for services rendered; second, to the payment of the cost of or charges for storing any such property; third, to they payment of any other sums of money which may then or thereafter be due to Lessor from Lessee under any of the terms hereof; and fourth, the balance, if any, to Lessee.

50. MORTGAGEE PROTECTION. Upon any default on the part of Lessor, Lessee shall give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Lessee with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which in no event shall be less than ninety (90) days), including time to obtain possession of the Premises by power of sale or judicial foreclosure if such should prove necessary to effect a cure. Lessee agrees that each lender to whom this Lease has been assigned by Lessor is an express third party beneficiary hereof. Lessee shall not make any prepayment of monthly rent more than one (1) month in advance without the prior written consent of each such lender. Lessee waives the collection of any security deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s) deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the security deposit. Lessee agrees to make all payments under the Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Lessee shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Lessor.

51. FINANCIAL STATEMENTS. At any time during the term of this Lease, Lessee shall, upon ten (10) days' prior written notice from Lessor in connection with a proposed sale or financing of the Office Building Project, provide Lessor with a current financial statement and financial statements of the two (2) years prior to the year of the current financial statement. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Lessee, shall be audited by an independent certified public accountant.

52. HEADINGS. The article headings contained in this Lease are for convenience only and do not in any way limit or amplify any term or provision hereof. The terms "Lessor" and "Lessee" as used herein shall include the plural as well as the singular, the neuter shall include the masculine and feminine genders and the obligations herein imposed upon Lessee shall be joint and several as to each of the persons, firms or corporations of which Lessee may be composed.

53. "INTENTIONALLY OMITTED"

54. RIGHTS OF LESSOR. Lessor and its agents shall have the right to enter the Premises at all reasonable times for the purpose of cleaning the Premises, examining or inspecting the same, serving or posting and keeping posted thereon notices as provided by law, or which Lessor deems necessary for the protection of Lessor or the Office Building Project, showing the same to prospective Lessees or purchasers of the Office Building Project, and for making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may deem necessary or desirable. If Lessee shall not be personally present to open and permit an entry into the Premises at any time when such an entry by Lessor is necessary or permitted hereunder, Lessor may enter by means of a master key or may enter forcibly, without liability to Lessee except for any failure to exercise due care for Lessee's property, and without affecting this Lease.

55. CONSTRUCTION OF ADDITIONAL IMPROVEMENTS. Lessor hereby notifies Lessee that Lessor intends to construct a building and related improvements on the parcel adjacent to the Building and that such construction will cause increased noise levels, dust and other possible nuisances which may affect occupants of the Building, including Lessee. Lessee hereby waives all claims for any injury to Lessee's business or loss of income therefrom, or for damage that may be sustained by the person or property of Lessee, its employees, invitees, customers, agents, or contractors, caused by or resulting from such construction.

56. OPTION TO EXTEND.

         GRANT OF OPTION. Lessor hereby grants to Lessee one (1) option (the "Option") to extend the Initial Term of the Lease ("Initial Term") for an additional five (5) years (the "Option Term") upon and subject to the terms and conditions set forth in this Lease. Lessee shall have no right to extend the Initial Term except as provided herein. The Option shall be personal to SalesLogix, a Delaware corporation, and shall not be transferable or assignable to any assignee of the Lease. The Option shall be exercised, if at all, by Lessee's delivery of written notice of exercise to Lessor no later than one hundred eighty (180) days nor earlier than two hundred forty (240) days prior to the expiration date of the Initial Term. The Basic Rental to be paid during the Option Term shall be at the Prevailing Market Rental, projected as of the Commencement of the Option Term, as hereinafter defined. As used herein, the term "Prevailing Market Rental" shall mean the rental and all other monetary payments and escalations that Lessor could obtain from a third party lessee desiring to lease the Premises for the Option Term, taking into account the age of the Project, the size of the Premises, the type and quality of construction of the Office Building Project and the Premises, and all other factors that would be relevant to a third party in determining the rental such party would be willing to pay to lease the Premises for the Option Term; provided, however, in no event shall the Prevailing Market Rental be less than the Base Rent payable by Lessee to Lessor at the expiration of the Initial Term. If (i) Lessee is in default under any of the terms, covenants, or conditions of this Lease or (ii) Lessee does not occupy all of the Premises, either at the time Lessee exercised the Option or at any time thereafter prior to the commencement date of the Option Term (the "Option Commencement Date"), then in each case, Lessee's exercise of the Option shall be of no force and effect and Lessee shall have no rights hereunder to extend the Initial Term.

         Lessor and Lessee shall have fifteen (15) days ("Negotiation Period") after the date Lessor receives Lessee's notice of exercise of the option within which to agree on the monthly Base Rent during the Option Term. If Lessor and Lessee agree on the monthly Base Rent for the Option Term within the Negotiation Period, the parties hereto shall promptly thereafter execute an amendment to this Lease stating the monthly Base Rent-for the Option Term. If Lessor and Lessee are unable to agree on the monthly Base Rent for the Option Term within the Negotiation Period, then Lessee's notice of exercise of the option shall be of no effect, the grant of option under this Section 55 shall terminate and be of no further force or effect, and this Lease shall terminate at the end of the initial term, unless sooner terminated. Neither Lessor nor Lessee shall have the right to have a court or other third party set the monthly Base Rent.

57. ATTACHMENTS. Attached hereto are the following documents which constitute a part of this Lease: Exhibits A - E

         LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.


LESSOR                                              LESSEE

Century San Jose, LLC,                              SalesLogix Corporation,
a limited liability corporation                     a Delaware corporation

                                                    By  /s/ Gary Acord
By  /s/                                                 Its CFO
     Its Member

                                                    By /s/ Gary Acord
                                                         Its President, ACT!

                                [DIAGRAM OMITTED]







                                   EXHIBIT "A"

                            RULES AND REGULATIONS FOR
                              STANDARD OFFICE LEASE

Dated:  February 3, 2000

By and Between Century San Jose, LLC, a limited liability corporation ("Lessor"), and SalesLogix Corporation ("Lessee").

                                  GENERAL RULES

1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles, or other vehicles into areas not designated as authorized for same.

5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

6. Lessee shall not alter any lock or install new or additional locks or bolts, without prior consent of Lessor.

7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

8. Lessee shall not deface the walls, partitions or other surfaces of the Premises or Office Building Project.

9. Lessee shall not suffer or permit anything in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

11. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Lessor.

12. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of 7:00 P.M. and 7:00 A.M. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

14. No window coverings, shades or awnings shall be installed or used by Lessee.

15. No Lessee, employee or invitee shall go upon the roof of the Building.

16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

                                   EXHIBIT "B"
                                   Page 1 of 2

18. Lessee shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions (except to hang pictures and wall decorations), ceilings or floor or in any way deface the Premises. Notwithstanding the foregoing, Lessee may attach items to the partitions, ceilings and floors for seismic safety purposes by means of screws, nails or other methods of attachment so long as Lessee removes such items and patches and repairs any holes in the partitions, ceilings and floors prior to the expiration of the Lease.

19. The Premises shall not be used for lodging or manufacturing, cooking or food preparation.

20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

22. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

24. Parking:

    (a) Automobiles must be parked entirely with the stall lines on the floor.

    (b) All directional signs and arrows must be observed.

    (c) The speed limit shall be 5 miles per hour.

    (d) Parking is prohibited in areas not striped for parking.

    (e) If parking cards or any other device or form of identification are supplied by Lessor (or its operator), they shall remain the property of Lessor (or its operator). Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable or assignable and any device in the possession of an unauthorized holder will be void. There will be a replacement charge to the Lessee or person designated by Lessee for loss of any parking card.

    (f) Lessee (and its operator) may refuse to permit any person who violated the within rules to park in the garage, and any violation of the rules shall subject the automobile to removal from the garage at the parker's expense, If there is a monthly parking charge, in either of said events. Lessor (or its operator) shall refund a pro rata portion of the current monthly parking rate and the sticker or any other form of identification supplied by Lessor (or its operator) will be returned to Lessor (or its operator).

    (g) Garage managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.

    (h) Every parker is required to park and lock his own automobile, unless valet parking is provided by Lessor. All responsibility for any loss or damage to automobiles or any personal property therein is assumed by the parker.

    (i) Loss or theft of parking identification devices from automobiles must be reported to the garage manager immediately, and a lost or stolen report must be filed by the parker at that time.

    (j) The Parking Facilities are for the sole purpose of parking vehicles no longer than full size, passenger automobiles. Washing, waxing, cleaning or servicing of any vehicles by the parker or his agents is prohibited.

    (k) Lessor (and its operator) reserves the right to refuse the issuance of monthly stickers or other parking identification devices to any Lessee and/or its employees who refuse to comply with the above Rules and Regulations and all posted and unposted city, state, or federal ordinances, laws or agreements.

    (l) Lessee agrees to acquaint all employees with these Rules and Regulations.

25. In the event of a conflict between the Lease and these Rules and Regulations, the Lease shall control.

                                   EXHIBIT "B"
                                   PAGE 2 OF 2

                                   WORK LETTER







Prior to the Commencement Date, unless requested by Lessee to do the following work at a later time, Lessor shall re-carpet the entire carpeted area with Lessor's standard floor covering, and paint all walls. The colors of both carpet and paint shall be approved by Lessee.

All building systems shall be in good working order. All stained or damaged ceiling tiles shall be replaced.





                                   EXHIBIT "C"

                               HAZARDOUS MATERIALS

Lessee shall be permitted to use and store on the Premises the following:

Normal Office Cleaning Supplies

If no hazardous materials are used, insert the word "none" and initial.






                                   EXHIBIT "D"

                                [DIAGRAM OMITTED]







                                   EXHIBIT "E"